JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 16, 2019 to the Summary Prospectuses,

Prospectus and Statement of Additional Information

dated November 1, 2018, as supplemented

Effective immediately, Stephanie Sigler Gdula is on maternity leave and will not be involved in the day to day management of the Funds. During the time Mrs. Sigler Gdula is on leave, each Fund will continue to be managed by the remaining members of the portfolio management team. Mrs. Sigler Gdula is expected to return from her leave on or about March 31, 2020, at which point she will resume her role as a member of each Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-ACCESS-1019